Exhibit 10.2

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIFTH AMENDMENT TO

ADVERTISING AND PROMOTION AGREEMENT

This Fifth Amendment to Advertising and Promotion Agreement (the “Fifth Amendment”) between Yahoo! Inc. (“Yahoo”) and US SEARCH.com Inc. (“US SEARCH”), is entered into on September 11, 2002 and is effective as of September 1, 2002.

BACKGROUND

A.	Yahoo and US SEARCH executed an Advertising and Promotion Agreement on June 7, 1999 (the “Agreement”).

B.	The Agreement was amended four times on October 4, 2000, January 30, 2001, May 17, 2002 and August 12, 2002 respectively.

C.	Yahoo and US SEARCH wish to enter into this Fifth Amendment in order to amend various provisions in the Agreement.

AGREEMENT

The parties agree to amend the Agreement as follows:

Section 1.    Definitions.

1.1	Defined Terms. Capitalized terms used in this Fifth Amendment and not otherwise defined in this Fifth Amendment will continue to have the meanings given to them in the Agreement and/or as previously amended.

Section 2.    Amendments.

2.1	Amendment of Section 1: The definition of Term and Extended Term are amended as follows and a new definition is added as follows:

“Term” means the period beginning on the date this Agreement is fully executed and continuing until August 31, 2002.

“Extended Term” means the period between September 1, 2002 and February 29, 2004.

“Yahoo! People Umbrella” means a site combining Yahoo! People Search, Member Directory, and Profiles under one umbrella site for the purposes of cross-promoting these various information services.

2.2	Amendment of Section 2.1: Section 2.1 of the Agreement is deleted in its entirety and replaced with the following:

2.1 Yahoo will place US SEARCH links on the various pages within Yahoo People Search (i.e., Yahoo People Search home page, phone results, phone no results, phone detailed results, email results, email no results, email detailed results and advanced email searches) in a substantially similar manner as set forth in the Exhibits attached to this Agreement as may be amended from time to time, consistent with the historical placement and prominence of US SEARCH Links, unless the parties otherwise agree.

2.3	Amendment of Section 2.2: Section 2.2 of the Agreement is deleted in its entirety and replaced with the following:

2.2 Yahoo will place Functional Text Links, US SEARCH Wide Buttons and US SEARCH Modules on the various pages within Yahoo People Search (i.e. phone and email: results, no results and advanced searches) in a substantially similar manner as set forth in the Exhibits attached to this Agreement as may be amended from time to time, consistent with the historical placement and prominence of Functional Text Links, US SEARCH Wide Buttons and US SEARCH Modules, unless the parties otherwise agree.

2.4	Amendment of Section 5.6. Section 5.6 of the Agreement is deleted in its entirety and replaced with the following:

5.6 Pursuant to the advertising guidelines Insertion Order #234073 attached hereto as Exhibit J, Yahoo will place the US SEARCH Wide Button Links, Search Modules, and Functional Text Links and Banner Advertisements as provided in Sections 2.1 and 2.2 within seven (7) days of receiving US SEARCH Links, other than those that are hard coded. For US SEARCH Links that are hard coded, Yahoo will have those Links placed on its site as specified herein within fourteen (14) days of receiving them from US SEARCH. If there is any term or condition of the Insertion Order #234073 that is inconsistent or conflicts with this Agreement as amended, this Agreement shall take precedence and control.”

2.3	Addition of Section 5.7.

5.7 Within 30 days of the date of this Fifth Amendment, Yahoo shall redesign the home page and “results” pages of Yahoo People Search to be substantially similar to the mockups provided on Exhibit P, provided that US SEARCH provides the necessary data feeds and creative within such 30 day time period. Within 30 days after Yahoo receives the necessary data feeds and creative from US SEARCH, Yahoo shall redesign the “no results” page of Yahoo People Search to be substantially similar to the mockups provided on Exhibit P. The parties shall work together in good faith over the Extended Term to optimize the integration of US SEARCH within Yahoo People Search and if created, within the Yahoo! People Umbrella. The parties acknowledge that US Search has entered into this Agreement as amended in reliance upon optimizing the relationship and that such optimization is a mutual understanding between the parties. Such optimizations may or may not include: (a) increasing promotion of the Yahoo People Search site via placing the people search module in member directory, profiles, greetings, maps, email, chat and/or internal search results; (b) creating the Yahoo

People Umbrella to increase the overall traffic to Yahoo People Search; (c) expand the US SEARCH product and service offering for Public Record Information and such other product/service lines that US SEARCH may offer; and (d) facilitating discussions with other Yahoo properties for integration possibilities, including but not limited to Hotjobs, real estate, yellowpages, finance, personals and auctions. While it is the express intent of the parties to optimize the relationship by increasing traffic to the US SEARCH site for promotion of its products and services, it shall not be a breach of this Agreement as amended, if any or all of the above examples of optimization do not occur, as the parties may mutually agree to other methods to achieve optimization.

2.4	Amendment of Section 6.1. Section 6.1 of the Agreement is deleted in its entirety and replaced with the following:

6.1 Exclusivity. US SEARCH will be the sole and exclusive third party advertised, promoted and/or integrated within Yahoo People Search, unless otherwise mutually agreed to in writing by the parties. If Yahoo moves Yahoo People Search to the Yahoo! People Umbrella, US SEARCH will retain their exclusivity for the Yahoo People Search pages within Yahoo! People Umbrella, but will not have exclusivity over the Yahoo! People Umbrella home page, or any other categories within Yahoo! People Umbrella. Yahoo warrants and represents that it has the full right and authority to grant this right of exclusivity to US SEARCH and this grant of exclusivity does not conflict with any prior agreements between Yahoo and any other party.

2.5	Amendment of Section 7.1. Section 7.1 of the Agreement is deleted in its entirety and replaced with the following:

7.1	A. Over the course of the Extended Term, Yahoo will deliver at least *** Clicks (the “Click Commitment”) on US Search Links. The parties acknowledge that historically Yahoo has consistently delivered in excess of this minimum Click Commitment and by stating this minimum Click Commitment it is not the intent of the parties to reduce the current level of Clicks. As used in the Agreement, a Click is an instance of a user pressing down (clicking) on a mouse button in an advertising space. Yahoo shall have three months (the “Make Good Period”) after the end of the Extended Term to make good if the Click Commitment is not met. Placement of US SEARCH Links during the Make Good Period shall be in the Yahoo People Search area or such other locations as the parties may reasonably agree upon. During the Make Good Period, US SEARCH has no fixed payment obligation as set forth in Section 8.1(a) but the revenue share payments as set forth in Section 8.1(b) must continue. If Yahoo has not met the Click Commitment by the end of the Make Good Period, Yahoo must refund pro-rata to US SEARCH the unearned portion of the Total Contract Payment (as defined below in Section 8.1(a)) based on the actual number of Clicks that were not delivered. Meeting the Click Commitment alone does not release Yahoo from other obligations under the Agreement. Yahoo will promote US SEARCH in a substantially similar and consistent manner before and after satisfying the Click Commitment.

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING

CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.	Reports: Yahoo will make available on a daily basis to US SEARCH, through its online reporting system, the Page View, Click and click-through rate data by day, by specific US SEARCH Link at each specific location for all US SEARCH Search Modules, Enhanced Graphic Links, US SEARCH Wide Buttons, US SEARCH GRAPHIC Links, US SEARCH Banners, and their associated text links. For all other hard coded text links the report(s) stated above will be made on a monthly basis due no later than 7 calendar days after the end of the preceding month.

C.	Furthermore, Yahoo will permit US SEARCH, at US SEARCH’s expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to Yahoo solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of Yahoo that relate to the record of Clicks delivered under this Agreement. In the event that any review reveals an under delivery of what has been reported by more than ten (10) percent, Yahoo will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by US SEARCH. Any under delivery will result in a “make good” as set forth above in Section 7.1(A) or such other remedy as the parties may agree upon.

2.6	Deletion of Sections 7.4. Section 7.4 is deleted in its entirety and replaced with the following:

7.4 Intentionally left blank.

2.7	Amendment of Section 8.1. Section 8.1 of the Agreement is deleted in its entirety and replaced with the following:

8.1	Fees.

(A)	In consideration of Yahoo’s performance and obligations as set forth herein, US SEARCH will pay Yahoo on each date set forth in Exhibit M (“Date”) attached hereto, the payment set forth opposite each such Date (the “Payment”). Each such Payment shall be non-refundable, except to the extent otherwise set forth in the Agreement as amended. The aggregate sum of the Payments during the Extended Term shall equal to *** dollars ($***) (the “Total Contract Payment”).

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(B)	In addition to the Total Contract Payment, US SEARCH will pay to Yahoo a commission (“Commission”) on all sales revenue generated by US SEARCH during the Extended Term according to the schedule set forth in Exhibit M-1 attached hereto. For the purpose of determining Commission, all calculations of monthly revenue (“Monthly Revenue”) generated as a result of this Fifth Amendment shall be net of shipping and handling, any taxes, fees, charge-backs, refunds, set asides and off sets. US SEARCH will provide Yahoo with a monthly statement of Commission due to Yahoo for the previous month within 10 calendar days after the end of the previous month. Such statement will be signed and certified by the Chief Financial Officer of US SEARCH. US SEARCH will pay such Commission to Yahoo on a monthly basis within thirty (30) days after the end of the previous month.

(C)	US SEARCH will permit Yahoo, at Yahoo’s expense, to retain a reputable, independent certified public accounting firm that is reasonably acceptable to US SEARCH solely for the purpose of reviewing, at a mutually agreed upon time during normal business hours, those records of US SEARCH that relate to the calculation of Commission due to Yahoo under this Agreement. In the event that any review reveals an underpayment of more than ten percent (10%), US SEARCH will pay the costs of such review, including, but not limited to, the costs and fees of the accounting firm selected by Yahoo.

2.8	Amendment of Section 9.4. Section 9.4 is deleted in its entirety and replaced with the following:

“9.4 Survival. The provisions of Sections 1, 7.1(C), 8.1(C) and 10 – 14 shall survive the expiration or termination of the Extended Term of this Agreement.”

2.9	Addition of Exhibits.

Exhibits M and J, are replaced with Exhibits M & J dated September 1, 2002 and attached hereto this Fifth Amendment and hereby incorporated by reference.

Exhibits M-1 and P are hereby attached to this Agreement and incorporated by reference.

Section 3. Miscellaneous.

3.1	Execution of Counterparts. This Fifth Amendment may be executed in any number of counterparts, all of which taken together will constitute a single instrument. Execution and delivery of this Fifth Amendment may be evidenced by facsimile transmission.

3.2

Entire Agreement. This Fifth Amendment constitutes the entire agreement between Yahoo and US SEARCH with respect to the subject matter of this Fifth Amendment, and there are no representations, understandings or agreements relating to the subject matter of this Fifth Amendment that are not fully expressed in this Fifth Amendment.

Except as specifically amended by this Fifth Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

3.3	Order of Precedence. In the event the terms and conditions of this Agreement as amended conflict with the terms and conditions of any Exhibit attached hereto and made a part hereof, the terms and conditions of this Agreement as amended shall take precedence.

The parties have caused this Fifth Amendment to Advertising and Promotion Agreement to be executed by their duly authorized representatives as of the date first written above.

YAHOO! INC.	US SEARCH.com, INC.

By: /s/ GEOFF RALSTON	By: /s/ BRENT COHEN

Name: Geoff Ralston	Name: Brent Cohen

Title: SVP Communications	Title: CEO

Exhibit J

Insertion Order #234073 dated September 1, 2002

Advertising Insertion Order www.yahoo.com	Order # 234073 Date: 10-SEP-2002 Page 1 of 3

Order #:	234073		Sales Contact		Advertising Account Rep.
Campaign:		Name:	Mike Randall	Name	Randy Lee
Client Ref#:		Phone:	310-582-7711	Phone:	408-349-6075
Date Entered:	29-AUG-2002	Fax:	310-582-7728	Fax:	208-439-7688
Revision:	0	Email:	mrandall@yahoo-inc.com	Email:	randy@yahoo-inc.com

Advertiser		Agency

Name:	US SEARCH.COM INC	Name:
Address:	5401 Beethoven Street, Ste 700	Address:
Los Angeles, CA 90066
Contact:	Eric Pickering	Contact:
Phone:	(310) 302-6383	Phone:
Fax:		Fax:
Email:	epickering@ussearch. com	Email:

Order Totals

Contract Length:	535 days	Total Impressions:		0
Start Date:	13-SEP-2002	Amount:	$ ***
End Date:	29-FEB-2004
Billing Currency:	US Dollar
Bill To:	Advertiser
Terms:	Pending Credit Approval
Billing:	Monthly
		Total Cost:	$ ***

YAHOO! ESSENTIAL MARKETING SOLUTIONS: http://solutions.yahoo.com/

MATERIALS: Creative Specifications are posted at http://solutions.yahoo.com/adspecs/index.html

STATISTICS: Available online at http://solutions.yahoo.com or http://advertiser.yahoo.com. Username and password provided at launch.

DELIVERY: All Materials and any changes must be delivered at least 4 business days in advance. Contact the Advertising Account Representative listed above for delivery instructions.

A Yahoo! Insertion order number and flight dates must be referenced in all correspondence. Yahoo! will not issue any credit or make good due to late or incorrectly submitted creatives and/or late or incomplete information.

TERMS AND CONDITIONS: The Insertion Order is subject to the terms and conditions of all exhibits attached hereto including, without limitation, the Standard Terms attached (collectively, the “Exhibits”). All terms and conditions set forth in the Exhibits are made a part of this Insertion Order by this reference. The Exhibits shall govern in the event of any inconsistency between the Exhibits and this Insertion Order. The signatory of this Insertion Order represents that he/she has read and agrees to the Exhibits and has the authority to bind the Advertiser set forth above.

This Insertion Order is valid for three(3) business days from the date of this order.

Authorized By:		Date:	9/11/02

Print Name:	Email:	Phone:

Please Return to Yahoo! Client Services Fax # 208-439-7688

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING

CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2

PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

www.yahoo.com	701 First Avenue • Sunnyvale, CA 94089 • Phone (408) 349-3300

Advertising Insertion Order www.yahoo.com	Order # 234073 Date: 10-SEP-2002 Page 3 of 3

Standard Terms and Conditions for Yahoo! Advertising

The following terms and conditions (the “Standard Terms” shall be deemed to be incorporated into the attached insertion order (the “Insertion Order”):

1. Terms of Payment. Advertiser must submit completed credit application to determine terms of payment. If no credit application is submitted or the request for credit is denied by Yahoo! Inc. (“Yahoo”) in its sole discretion, the Insertion Order must be paid in advance of the advertisement start date. Major credit cards (VISA, M/C and American Express) are accepted. If Yahoo approves credit, Advertiser will be invoiced on the first day of the contract period set forth on the Insertion Order and payment shall be made to Yahoo within thirty (30) days from the date of invoice (“Due Date”). Amounts paid after the Due Date shall bear interest at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys’ fees) incurred by Yahoo in collecting such amounts. Yahoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Yahoo.

2. Positioning. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo properties or on any page is at the sole discretion of Yahoo. Yahoo may, at its sole discretion, remove from the insertion order (and substitute with similar inventory) any keyword or category page that it believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

3. Usage Statistics. Unless specified in the Insertion Order, Yahoo makes no guarantees with respect to usage statistics or levels of impressions for any advertisement. Advertiser acknowledges that delivery statistics provided by Yahoo are the official, definitive measurements of Yahoo’s performance on any delivery obligations provided in the Insertion Order. The processes and technology used to generate such statistics have been certified and audited by an independent agency. No other measurements or usage statistics (including those of Advertiser or a third party ad server) shall be accepted by Yahoo or have bearing on the Insertion Order.

4. Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Yahoo’s sole discretion. Pricing for any renewal period is subject to change by Yahoo from time to time.

5. No Assignment or Resale of Ad Space. Advertiser may not resell, assign or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Yahoo.

6. Limitation of Liability. In the event (i) Yahoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order, (ii) Yahoo fails to deliver the number of total impressions specified in the Insertion Order (if any) by the end of the specified period, or (iii) of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order, the sole liability of Yahoo to Advertiser shall be limited to, at Yahoo’s sole discretion, a pro rata refund of the advertising fee representing undelivered impressions, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total impressions are delivered. In no event shall Yahoo be responsible for any consequential, special, punitive or other damages, including, without limitation, lost revenue or profits, in any way arising out of or related to the Insertion Order/Standard Terms or publication of the advertisement, even if Yahoo has been advised of the possibility of such damages. Without limiting the foregoing, Yahoo shall have no liability for any failure or delay resulting from any governmental action, fire, flood, insurrection, earthquake, power failure, riot, explosion, embargo, strikes whether legal or illegal, labor or material shortage, transportation interruption of any kind, work slowdown or any other condition beyond the control of Yahoo affecting production or delivery in any manner.

7. Advertisers Representations; Indemnification. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration of such publication, Advertiser agrees, at its own expense, to indemnify, defend and hold harmless Yahoo, and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys’ fees and costs) incurred by Yahoo in connection with any claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement and/or any material, product or service of Advertiser to which users can link through the advertisement (including without limitation, any claim of trademark or copyright infringement, defamation, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices).

8. Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Yahoo’s policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the lead-time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order, for inventory held by Yahoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Yahoo a non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

9. Right to Reject Advertisement. All contents of advertisements are subject to Yahoo’s approval. Yahoo reserves the right to reject or cancel any advertisement, insertion order, URL link, space reservation or position commitment, at any time, for any reason whatsoever (including belief by Yahoo that placement of advertisement, URL link, etc., may subject Yahoo to criminal or civil liability).

10. Cancellations. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser.

11. Construction. No conditions other than those set forth in the Insertion Order or these Standard Terms shall be binding on Yahoo unless expressly agreed to in writing by Yahoo. In the event of any inconsistency between the Insertion Order and the Standard Terms, the Standard Terms shall control.

12. Miscellaneous. These Standard Terms, together with the Insertion Order, (i) shall be governed by and construed in accordance with, the laws of the State of California, without giving effect to principles of conflicts of law; (ii) may be amended only by a written agreement executed by an authorized representative of each party; and (iii) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Yahoo’s written approval, which may be withheld at Yahoo’s sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/Standard Terms.

13. Third Party Ad Serving. If Yahoo has approved the user by Advertiser of a third party ad server (Third Party Server) in connection with this Insertion Order, the following provisions shall also apply:

(i) The Advertiser shall post each advertisement to a staging area and shall notify Yahoo of such posting at least four (4) business days prior to the date on which Third Party Server is scheduled to serve such advertisement to a Yahoo property. Such advertisement shall be reviewed by Yahoo and must be approved in writing by Yahoo before it can be served by Third Party Server. In accordance with Section 9, Yahoo reserves the right to reject any advertisement on any element thereof, for any reason in its sole discretion.

(ii) The Advertiser shall post all scheduling changes, new target URLs, new HTML specifications, new graphics and all other new or revised advertisements (“Revisions”) to a staging area and shall notify Yahoo of such posting at least four (4) business days prior to the date Advertiser wishes such Revisions to take effect. Revisions shall not be implemented until approved by Yahoo in writing, which approval shall be at Yahoo’s sole discretion.

(iii) If Advertiser discovers that Advertiser or Third Party Server has served, or caused to be served, an advertisement to a Yahoo property in violation of this Agreement, Advertiser must immediately provide notice to Yahoo of the violation (along with a written explanation) and remove the advertisement from its placement or rotation on the Yahoo properties. Nothing in this Section shall limit any of Yahoo’s right or remedies in the event of such breach.

(iv) In the event Yahoo exercises its right to cancel an advertisement in accordance with Section 9 hereof, Yahoo shall notify Advertiser in writing. The Advertiser must cause the advertisement to be removed from the Yahoo properties and from its advertising rotation no later than four (4) hours after written notification by Yahoo.

Exhibit M

Payment Schedule – Dated September 1, 2002

Due Date	Payment
Upon Execution of the Agreement	$	*	**
9/30/2002	$	*	**
10/31/2002	$	*	**
11/29/2002	$	*	**
12/30/2002	$	*	**
1/31/2003	$	*	**
2/28/2003	$	*	**
3/31/2003	$	*	**
4/30/2003	$	*	**
5/30/2003	$	*	**
6/30/2003	$	*	**
7/31/2003	$	*	**
8/29/2003	$	*	**
9/30/2003	$	*	**
10/31/2003	$	*	**
11/26/2003	$	*	**
12/30/2003	$	*	**
1/30/2004	$	*	**

Total	$	*	**

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit M-1

Commission Rates

Commission Rates based on Monthly Revenue

***% below $***

***% on the amount between $*** and $***

***% on the amount between $*** and $***

***% on the amount between $*** and $***

***% on the amount between $*** and $***

***% on the amount between $*** and $***

***% on the amount between $*** and $***

***% on the amount over $***

*** THIS INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit P

People Search: Home page

People Search: No Results (phone)*

The screen shot for “No Results” emails shall be substantially similar to this screen shot.

People Search: Results (Phone)*

Yahoo! People Search: Phone Search Results - Microsoft Internet Explorer provided by Yahoo!

File Edit View Favorites Tools Help

Address http://produce.yahoo.com/markh/u/ussearch/ps_phoneresults.html

YAHOO! PEOPLE SEARCH Home

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The screen shot for “Results” emails shall be substantially similar to this screen shot